.
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008
COMMERCE ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

            Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2 (b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 13, 2008, Commerce Energy Group, Inc. (the “Company”) issued a press release announcing its operating results for the second quarter ended January 31, 2008, of the fiscal year ending July 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
COMMERCE ENERGY GROUP, INC.
a Delaware corporation
Date: March 13, 2008	By: /s/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Interim Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 13, 2008.